Exhibit 13.1
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Coca-Cola FEMSA, S.A.B. de C.V., or the Company, does hereby certify, to such officer’s knowledge, that:
The Annual Report on form 20-F for the year ended December 31, 2021, or Form 20-F, of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 8, 2022	/s/ John Anthony Santa Maria Otazua
John Anthony Santa Maria Otazua Chief Executive Officer

Date: April 8, 2022	/s/ Constantino Spas Montesinos
Constantino Spas Montesinos Chief Financial Officer